                                                                    EXHIBIT 10.7

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                             STOCKHOLDERS AGREEMENT

                                     among

                                  OPTEL, INC.

                          NOMURA HOLDING AMERICA INC.

                       MCI TELECOMMUNICATIONS CORPORATION

                                VPC CORPORATION

                            LE GROUPE VIDEOTRON LTEE

                                      and

                        INTERACTIVE CABLE SYSTEMS, INC.


                           Dated as of April 9, 1998





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

                             STOCKHOLDERS AGREEMENT

                 STOCKHOLDERS AGREEMENT (the "Agreement"), dated as of
April 9, 1998, among Optel, Inc., a Delaware corporation (the "Corporation"), VPC Corporation, a Delaware corporation ("VPC"), Le Groupe Videotron Ltee, a Quebec corporation ("Videotron"), Nomura Holding America, Inc., a Delaware corporation ("Nomura"), MCI Telecommunications Corporation, a Delaware corporation ("MCI") and Interactive Cable Systems, Inc., a California corporation ("ICS" and together with Nomura, MCI and any of their respective transferees other than pursuant to a Transfer under Section 2.2(a)(i) and 2.2(a)(ii), the "Stockholders").

                 WHEREAS, ICS is the holder of the aggregate of $60 million face amount of the issued and outstanding shares of Series B preferred stock, par value $.01 per share ("Series B Preferred Stock"), of the Corporation and 165,746 of the issued and outstanding shares of Class A common stock, par value $.01 per share ("Class A Common Stock"), of the Corporation;

                 WHEREAS, pursuant to the Purchase Agreement, dated as of March 4, 1998, between the Corporation and ICS, as amended through the date hereof (the "Purchase Agreement"), ICS was issued the above mentioned shares of Series B Preferred Stock and Class A Common Stock as partial payment for the Purchased Assets (as such term is defined in the Purchase Agreement), subject to the terms and conditions of the Purchase Agreement; and

                 WHEREAS, the ICS and the Corporation believe it to be in the best interests of the Stockholders and the Corporation that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of Series B Preferred Stock and Class A Common Stock owned by the Stockholders or their transferees.

                 NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

                 1.       Definitions.

                 "Affiliate" means, as applied to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with such Person.

                 "Class A Common Stock" has the meaning set forth in the preamble to this Agreement.

                 "Class B Common Stock" means the Class B Common Stock, par value $.01 per share, of the Corporation.

                 "Class C Common Stock" means the Class C Common Stock, par value $.01 per share, of the Corporation.

                 "Common Stock" means Class A Common Stock, Class B Common Stock, Class C Common Stock or other common stock of the Corporation.

                 "Competitor" means any Person that is a franchise cable or private cable operator or an incumbent local exchange carrier, or any Affiliate of such Person.

                 "Escrow Agents" means the Consent Escrow Agent and the Crossings Escrow Agent (as such terms are defined in the Purchase Agreement).

                 "Escrow Agreements" means the Consent Escrow Agreement and the Crossings Escrow Agreement (as such terms are defined in the Purchase Agreement).

                 "ICS Amended and Restated Note Purchase Agreement" means the Amended and Restated Note Purchase Agreement, dated as of October 15, 1997, among ICS, Nomura, MCI and Nomura International Trust Company, as collateral agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "ICS Secured Lenders" means the holders from time to time of
(i) the notes issued pursuant to ICS Amended and Restated Note Purchase Agreement and (ii) the Additional Notes (as such term is defined in the ICS Amended and Restated Note Purchase Agreement).

                 "IPO Date" means the first date on which the Corporation receives the net proceeds of a Public Offering.

                 "Person" means any individual, partnership, company, corporation, limited liability company, trust, estate, unincorporated association, syndicate, joint venture or unincorporated organization, any government or any department, agency or political subdivision thereof, or any other entity.

                 "Public Offering" means any sale of shares of capital stock of the Corporation (including Common Stock and Preferred Stock) to the public pursuant to an offering registered under the Securities Act.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933, as amended.


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


                 "Series B Preferred Stock" has the meaning set forth in the preamble to this Agreement.

                 "Stockholder Shares" means (i) any Series B Preferred Stock held at any time, directly or indirectly, by a Stockholder, (ii) any Class A Common Stock held at any time, directly or indirectly, by a Stockholder, including without limitation, any Class A Common Stock issued or issuable upon conversion of the Series B Preferred Stock, and (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) or (ii) above by way of any stock split, reverse stock split, stock dividend or other subdivision or combination.

                 "Transfer" means any direct or indirect, sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal of or encumbrance of any Stockholder Shares including, without limitation, transfers to other Stockholders, dispositions by gift, distributions in liquidation by a corporation or partnership, transfers through the granting of participation rights or otherwise and transfers or other dispositions by operation of law.

                 "Videotron" has the meaning set forth in the preamble to this Agreement.

                 "VPC" has the meaning set forth in the preamble to this Agreement.

                 "VPC Shares" means any Common Stock held, directly or indirectly, by VPC, including without limitation any Common Stock issued or issuable upon conversion of the Corporation's 15% convertible notes held by VPC, whether or not the notes held by VPC are at the time convertible in accordance with their terms, and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of any stock split, reverse stock split, stock dividend or other subdivision or combination.

                 2.       Restrictions on Transfer of Stockholder Shares.

                 2.1 Transfer in Violation of this Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be null and void, and the Corporation shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such shares for any purpose.

                 2.2 Transfer of Stockholder Shares. (a) Subject to Sections 2, 3, 4, and 5, the Stockholder Shares are transferable only pursuant to (i) a Public Offering, (ii) transactions under Rule 144 or Rule 144A (or any similar rule or rules then in


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


effect) of the SEC if such rule is available and (iii) any other legally available means of Transfer. Notwithstanding the aforesaid, under no circumstances may any Stockholder Transfer any Stockholder Shares to any Competitor.

                 (b) No Transfer (other than pursuant to any bona fidepledge by ICS of any of the Stockholder Shares to secure the obligations of ICS to the ICS Secured Lenders) of any Stockholder Shares to a third party or a Permitted Transferee (other than the Escrow Agents) shall be permitted unless such third party or Permitted Transferee, as the case may be, shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in form and substance to the Corporation and such third party or Permitted Transferee, as the case may be, makes the representations and warranties set forth in Exhibit B to this Agreement; provided, however, that the provisions of this Section 2.2(b) shall not apply to any Transfer made pursuant to Rule 144 or Rule 144A (or any similar rule or rules then in effect) under the Securities Act.

                 (c) The provisions of Sections 3, 4, and 5 hereof shall not apply to the following Transfers (each of which shall be deemed to constitute a "Permitted Transfer," and each transferee of a Permitted Transfer shall be referred to herein as a "Permitted Transferee"): (i) Transfers by any Stockholder to any of the ICS Secured Lenders, (ii) Transfers by ICS to any Escrow Agent pursuant to the Escrow Agreements, (iii) any bona fide pledge by ICS of any Stockholder Shares to secure the obligations of ICS to the ICS Secured Lenders and (iv) any Transfer by a Stockholder to no more than five (5) Affiliates thereof.

                 (d) Notwithstanding anything to the contrary contained in this Agreement regarding the Transfer of Stockholder Shares, shares of Series B Preferred Stock and Class A Common Stock held in the Consent Escrow and Crossings Escrow pursuant to the Escrow Agreements shall be held and released to the Corporation or Stockholder in accordance with the terms of the respective Escrow Agreements and shall not be transferable by any Stockholder unless and until released to any Stockholder (or its designee) pursuant to the terms of such agreements, whereupon such shares shall become Stockholder Shares and shall become subject to all the terms and conditions of this Agreement.

                 (e) In connection with the proposed Transfer of any Stockholder Shares described in clause (ii) or (iii) of Section 2.2, the holder thereof shall deliver written notice to the Corporation describing in reasonable detail the proposed Transfer, together with an opinion of counsel reasonably acceptable to the Corporation to the effect that such proposed


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


Transfer of Stockholder Shares may be effected without registration of such Stockholder Shares under the Securities Act.

                 (f) Upon the request of any holder of Stockholder Shares, the Corporation shall remove the legend set forth in Section 7 from the certificates for such holder's Stockholder Shares; provided, that such Stockholder Shares are, in the opinion of counsel reasonably satisfactory to the Corporation, eligible for sale pursuant to Rule 144(k)(or any similar rule or rules then in effect) of the SEC.

                 (g) For as long as the Corporation is required by law or pursuant to an indenture relating to securities of the Corporation, the Corporation shall timely make all reports and filings with the Securities and Exchange Commission so that Rule 144 ("Rule 144") of the Rules and Regulations promulgated under the Securities Act of 1933, as amended shall be available for the Stockholders (subject to the terms, conditions and requirements of Rule
144).

                 3.    Optional Participation in Sale of VPC Shares ("Tag
Along Rights"). (a) Prior to the IPO date and excluding any and all Transfers of VPC Shares by VPC to its wholly owned subsidiaries or wholly-owned subsidiaries of Videotron or pursuant to Rule 144 of the Securities Act, (i) if VPC elects to Transfer VPC Shares representing more than 50% of the VPC Shares then held by it (representing in the aggregate at least 10% of the Common Stock on a fully diluted basis assuming all holders of then outstanding warrants, options, and convertible securities of the Corporation which are in the money had converted such convertible securities or exercised such warrants or options immediately prior to such Transfer) or (ii) if VPC elects to Transfer VPC Shares which when added to the number of VPC Shares previously Transferred would cause the aggregate number of VPC Shares Transferred to exceed 50% of the largest number of VPC Shares held by VPC between August 15, 1997 and the date of such Transfer or Transfers, as appropriately adjusted for any stock split, reverse stock split, stock dividend or other division or combination of Common Stock since August 15, 1997, the Stockholders shall be permitted, subject to the provisions of this Section 3, to participate in such Transfer at the same price and on the same terms and conditions applicable to VPC.

                 (b) VPC shall deliver to each Stockholder a written notice (a "Transfer Notice") of a proposed Transfer subject to this Section 3 no later than 15 days prior to the proposed closing thereof. The Transfer Notice shall make reference to the Stockholder's rights hereunder and shall describe in reasonable detail: (i) the number of VPC Shares proposed to be Transferred by VPC (without regard to any reduction in the number of VPC Shares to be Transferred as a result of the rights of any



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


stockholder of the Corporation to participate in such sale) (the "VPC Sales Shares"), (ii) the person or group of persons to whom such VPC Shares are proposed to be Transferred, (iii) the material terms and conditions of the Transfer, including the amount and form of consideration to be paid therefor,
(iv) the proposed date, time and location of the closing of the Transfer, (v) the number of Stockholder Shares the Stockholder may sell in such a Transfer, and (vi) the date by and manner in which the Stockholder must respond in order to exercise its right to participate pursuant to and in accordance with this
Section 3.

                 (c) Each Stockholder may exercise its right to participate in a Transfer pursuant to this Section 3 by delivering to VPC a written notice (a "Participation Notice") stating its election to do so and specifying the number of Stockholder Shares held by it to be sold no later than 10 days after the Transfer Notice was given. Failure to provide a Participation Notice within such 10-day period shall be deemed to constitute an election by such Stockholder not to exercise its rights pursuant to this Section 3. VPC shall have 180 days following the expiration of such 10-day period in which to Transfer not more than the number of VPC Shares described in the Transfer Notice on terms not more favorable to VPC than those set forth in the Transfer Notice. If, at the end of the 180-day period following the expiration of such 10-day period, VPC has not consummated the Transfer of the VPC Shares, VPC may not Transfer the VPC Shares pursuant to this Section 3 without again fully complying with the provisions of this Section 3.

                 (d) Each Stockholder shall have the right to Transfer in a Transfer subject to this Section 3 up to the same proportion of the Stockholder Shares then owned by it as the number of such Stockholder Shares (assuming conversion into Common Stock of any Stockholder Shares that are shares of Series B Preferred Stock at the conversion price then in effect, or if prior to the IPO date, assuming a conversion price of $98 per share of Common Stock) bears to the total number of such Stockholders Shares and VPC Shares.

                 4. First Offer Rights. At least 30 days prior to any Transfer of Stockholder Shares by any Stockholder, the Stockholder proposing to make such Transfer (the "Offering Stockholder") shall deliver a written notice (the "Transfer Notice") to the Corporation and VPC, specifying in reasonable detail the number of Stockholder Shares to be transferred, the proposed purchase price (which shall be payable solely in cash)(the "Proposed Purchase Price") and the other terms and conditions of the Transfer. The Corporation may elect to purchase all (but not less than all) of the Stockholder Shares to be Transferred, upon the same terms and conditions as those set forth in the Transfer Notice, by delivering a written notice of


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


such election to the Offering Stockholder within 20 days after the Transfer Notice has been received by the Corporation. If the Corporation has not elected within such 20 day period (the "Offer Period") to purchase all of the Stockholder Shares to be Transferred, then VPC may elect to purchase all (but not less than all) of the Stockholder Shares on the same terms and conditions as the Corporation. If VPC has not elected within 10 days after the Offer Period (the "Extended Offer Period") to purchase all of the Stockholder Shares to be Transferred, the Offering Stockholder may, during the 180-day period immediately following the expiration of the Extended Offer Period (the "Third Party Offer Period"), Transfer the Stockholder Shares specified in the Transfer Notice at an aggregate price which is not less than the Proposed Purchase Price and on other terms which are not, in the aggregate, more favorable to the transferee(s) than specified in the Transfer Notice. Stockholder Shares not Transferred within the Third Party Offer Periods permitted by the foregoing provisions may not be Transferred thereafter except upon further compliance with the provisions of this Section 4 as if a Transfer Notice had never been given with respect thereto.

                 5.       Drag Along Rights.    If VPC elects to sell VPC Shares
representing (or Videotron elects to sell shares of the capital stock of VPC indirectly representing) 50% or more of the voting power of the outstanding capital stock of the Corporation or 50% or more of the VPC Shares, then VPC (or Videotron, as the case may be) shall have the right to require each Stockholder to join in such sale by selling all (but not less than all) of its Stockholder Shares on the same terms and at the same price as the sale to be effected by VPC (or Videotron, as the case may be). Such right of VPC (or Videotron, as the case may be) may be exercised by the delivery by VPC (or Videotron, as the case may be) to Stockholder, at least fifteen (15) days prior to the consummation of the proposed sale, of notice of the proposed sale setting forth a description of the terms of such sale in reasonable detail and stating that VPC (or Videotron, as the case may be) requires the Stockholder Shares be included in such sale. In connection with such a sale, each Stockholder will, if requested by the purchasers, execute, deliver and perform agreements with the purchasers relating to such sale containing terms and conditions that are the same in all material respects as those contained in the comparable agreements to be executed, delivered and performed by VPC (or Videotron, as the case may be).

                 6. Inapplicability After IPO. The provisions of Sections 2 (other than 2.2(g)) and 4 of this Agreement shall terminate and be of no effect following the IPO Date.

                 7. Stock Certificate Legend. Each certificate representing Stockholder Shares now or hereafter registered in



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


the name of any Stockholder shall be endorsed with a legend substantially as follows:

                 "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN A STOCKHOLDER AGREEMENT DATED AS OF April 9, 1998, AMONG THE CORPORATION, VPC, VIDEOTRON AND ICS (THE "STOCKHOLDER AGREEMENT"), A COPY OF WHICH IS ON FILE IN THE OFFICES OF THE CORPORATION AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST AND WITHOUT CHARGE. OWNERSHIP AND TRANSFER OF SUCH SHARES ARE SUBJECT TO THE TERMS OF THE STOCKHOLDER AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, AGREES TO BE BOUND BY ALL THE TERMS OF THE STOCKHOLDER AGREEMENT, AS THE SAME IS IN EFFECT FROM TIME TO TIME. NO SALE, ASSIGNMENT, ENCUMBRANCE, PLEDGE, TRANSFER OR OTHER HYPOTHECATION OR DISPOSITION OF SUCH SHARES MAY BE MADE EXCEPT IN COMPLIANCE WITH THE STOCKHOLDER AGREEMENT."

                 All Stockholders shall be bound by the requirements of such legends to the extent that such legends are applicable.

                 8. Ownership of Shareholder Stock. Each Stockholder on the date hereof represents and warrants that it owns the number of Stockholder Shares set forth opposite its name on the Stockholder Schedule attached hereto as Exhibit A.

                 9. Authorization. Each of the Stockholders and the Corporation represents and warrants that it has the full right, power and authority to execute this Agreement and to perform fully its obligations hereunder, that it has duly executed and delivered this Agreement, and that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                 10. Conflicts. Each of the Stockholders and the Corporation represents and warrants that this Agreement does not conflict with or result in a breach of any term or provision of, or constitute a default under, any agreement or instrument to which it is a party or by which it is bound, or any law, rule or regulation or order, judgment or decree of any court or governmental authority applicable to it, or its certificate of incorporation or by- laws or any other constituent documents.



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


                 11. Consents. Each of the Stockholders and the Corporation represents and warrants that except as expressly contemplated by this Agreement, no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority is required to be obtained or made by it in connection with the execution, delivery or performance of this Agreement.

                 12. Amendments, Modifications and Waivers. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

                 13. Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                 14. Termination. Any party to, or person who is subject to, this Agreement who ceases to own any Stockholder Shares or any interest therein in accordance with the terms of this Agreement shall cease to be a party to, or person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; provided that any Stockholder who transfers Stockholder Shares in breach of this Agreement shall not be relieved of liability for any such breach.

                 15. Recapitalization, Exchanges, etc., Affecting the Stockholder Shares. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Stockholder Shares and (b) any and all shares of capital stock of the Corporation or any successor or assign of the Corporation (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Stockholder Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Except as otherwise provided herein, this Agreement is not intended to



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confer upon any person, except for the parties hereto, any rights or remedies hereunder.

                 16. Further Assurances. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                 17. Governing Law. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to the choice of law principles thereof.

                 18. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                 19. Notices. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be (a) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (b) transmitted by hand delivery or overnight courier, or (c) transmitted by telecopy and, in each case, addressed as follows:

                 (i)       if to the Corporation:

                                  1111 West Mockingbird Lane
                                  Ste. 1000
                                  Dallas, Texas 75247
                                  Telecopy:  (214) 634-3889
                                  Attention: General Counsel

                 (ii)      if to VPC or Videotron:

                                  300 Avenue Viger Est
                                  Montreal (Quebec)
                                  H2X 3W4
                                  Telecopy:  514) 985-8515
                                  Attention: Senior Vice President, Legal
                                                Affairs and Secretary



                 (iii)     if to ICS:


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

                                  1901 N. Glenville Drive
                                  Suite 800
                                  Richardson, Texas  75081
                                  Attn:  Kevin Schottlaender, President and
                                         Carl Koenig
                                  Telecopier:  (972) 669-6016 and
                                               (972) 669-6113

                 (v)       if to Nomura:

                                  2 World Financial Center
                                  Building B
                                  New York, New York  10281-1198
                                  Attn:  Dennis Dolan

                 (vi)      if to MCI:

                                  1801 Pennsylvania Avenue, N.W.
                                  Washington, D.C.  20006
                                  Attn:  William Armistead

or, in each case, at such other address as may be specified in writing to the other parties hereto. Any notice so addressed shall be deemed to be given (x) three business days after being mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (y) one business day after being transmitted by telecopy, and (z) upon delivery, if transmitted by hand delivery or overnight courier.

                 20. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 21. Entire Agreement. This Agreement and the Registration Rights Agreement dated as of April 9, 1998 between the Corporation, ICS, Nomura and MCI embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 22. Injunctive Relief. The Stockholder Shares cannot readily be purchased or sold in the open market, and for that reason, among others, the Corporation and the Stockholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Corporation or the Stockholders may have. Each Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each Stockholder hereby consents to service of process by mail made in accordance with Section 19.

                 23. Copies of Agreement. A copy of this Agreement shall be filed with the Secretary of the Corporation and kept with the records of the Corporation and will be furnished to a Stockholder upon written request and without charge.

                           [Intentionally Left Blank]

                 IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto on the date opposite such party's signature hereto, and shall be effective as of the date first above written.



Dated:                                  OPTEL INC.
      ----------------------


                                        By:
                                           ----------------------------------
                                        Name: Michael E. Katzenstein
                                        Title: Vice President Legal
                                               Affairs, General Counsel and
                                               Secretary



                                        By:
                                           ----------------------------------
                                        Name: Stephen Dube
                                        Title: Vice President Operations


Dated:                                  VPC CORPORATION
      -----------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:



Dated:                                  LE GROUPE VIDEOTRON LTEE
      -----------------------


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

Dated:                                  NOMURA HOLDING AMERICA, INC.
      -----------------------


                                        By:
                                           ----------------------------------
                                        Name: Dennis Dolan
                                        Title: Managing Director



Dated:                                  MCI TELECOMMUNICATIONS CORPORATION
      -----------------------


                                        By:
                                           ----------------------------------
                                        Name:  William Armistead
                                        Title: Vice President

Dated:                                  INTERACTIVE CABLE SYSTEMS, INC.
      -----------------------


                                        By:
                                           ----------------------------------
                                           Kevin Schottlaender
                                           President

                                                                       Exhibit A



                             Stockholder Schedule




                                      Number of Shares           Number of Shares of Class A
 Name                                 Common Stock               of Series B Preferred Stock
 ----                                 ----------------           ---------------------------
Interactive Cable Systems, Inc.         164,271.54                        491.1038

Nomura Holding America Inc.                                               351.6901

MCI Telecommunications                                                    148.3099
 Corporation


                                                                       Exhibit B

                 Permitted Transferee represents and warrants to the Corporation, VPC and Videotron, as of April 9, 1998, as follows:

                 (a) Permitted Transferee is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Act"). Permitted Transferee has experience in analyzing and investing in companies like The Corporation and is capable of evaluating the merits and risks of an investment in The Corporation and has the capacity to protect its own interests. Permitted Transferee is aware of The Corporation's business affairs and financial condition, and has acquired information about The Corporation sufficient to reach an informed and knowledgeable decision to acquire the Series B Preferred Stock and Class A Common Stock. Permitted Transferee understands that investment in the Series B Preferred Stock and Class A Common Stock is subject to a high degree of risk. Permitted Transferee can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Series B Preferred Stock and Class A Common Stock.

                 (b) The shares of Series B Preferred Stock and Class A Common Stock to be acquired by the Permitted Transferee pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of the Permitted Transferee at all times to sell or otherwise dispose of all or any part of such shares under an effective registration statement under the Act, or under an exemption from such registration available under the Act, and subject, nevertheless, to the disposition of the Permitted Transferee's property being at all times within its control. If the Permitted Transferee should in the future decide to dispose of any of the shares of Series B Preferred Stock or Class A Common Stock, the Permitted Transferee understands and agrees that it may do so only in compliance with the Stockholder's Agreement and the Act and applicable state securities laws, as then in effect. Without limiting the generality of the preceding sentences of this paragraph (b), the Permitted Transferee has not offered or sold any portion of the securities to be acquired by it and the Permitted Transferee has no present intention of reselling or otherwise disposing of any portion of the securities. The Permitted Transferee represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the securities.

                 (c) Permitted Transferee has independently, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, and specifically, has made its own independent investigation and evaluation of the Series B Preferred Stock and Class A Common Stock in connection with the transactions contemplated hereunder. Permitted Transferee further acknowledges that (i) except as expressly provided in this Agreement, The Corporation makes no representation or warranty and assumes no responsibility with respect to the accuracy of any statements, warranties or representations made in or in connection with the Series B Preferred Stock or the Class A Common Stock or any other information relating to the Series B Preferred Stock or Class A Common Stock or any other matter including, without limitation, information received from third parties or pursuant to Permitted Transferee's due diligence investigations of The Corporation and without limitations Permitted Transferee acknowledges that The Corporation has made no representation or warranty with respect to The Corporation's internal analyses, projections, business plans, or any document delivered or disclosed to it except as expressly set forth in this Agreement, and (b) Permitted Transferee has had access to, or will have access on or prior to the Closing Date to, copies of all documents and information (including the representations and warranties of The Corporation contained in this Agreement) as it has deemed appropriate to make its own investment analysis and decision to enter into this Agreement.


                                              Permitted Transferee



                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

                 MCI Telecommunications Corporation ("MCI"), represents and warrants to the Corporation, VPC and Videotron, as of April 9, 1998, as follows:

                 (a) MCI is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Act"). MCI has experience in analyzing and investing in companies like The Corporation and is capable of evaluating the merits and risks of an investment in The Corporation and has the capacity to protect its own interests. MCI is aware of The Corporation's business affairs and financial condition, and has acquired information about The Corporation sufficient to reach an informed and knowledgeable decision to acquire the Series B Preferred Stock and Class A Common Stock. MCI understands that investment in the Series B Preferred Stock and Class A Common Stock is subject to a high degree of risk. MCI can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Series B Preferred Stock and Class A Common Stock.

                 (b) The shares of Series B Preferred Stock and Class A Common Stock to be acquired by MCI pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of MCI at all times to sell or otherwise dispose of all or any part of such shares under an effective registration statement under the Act, or under an exemption from such registration available under the Act, and subject, nevertheless, to the disposition of MCI's property being at all times within its control. If MCI should in the future decide to dispose of any of the shares of Series B Preferred Stock or Class A Common Stock, MCI understands and agrees that it may do so only in compliance with the Stockholder's Agreement and the Act and applicable state securities laws, as then in effect. Without limiting the generality of the preceding sentences of this paragraph (b), MCI has not offered or sold any portion of the securities to be acquired by it and MCI has no present intention of reselling or otherwise disposing of any portion of the securities. MCI represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the securities.

                 (c) MCI has independently, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, and specifically, has made its own independent investigation and evaluation of the Series B Preferred Stock and Class A Common Stock in connection with the transactions contemplated hereunder. MCI further acknowledges that (i) except as expressly provided in this Agreement, The Corporation makes no representation or warranty and assumes no responsibility with respect to the accuracy of any statements, warranties or representations made in or in connection with the Series B Preferred Stock or the Class A Common Stock or any other information relating to the Series B Preferred Stock or Class A Common Stock or any other matter including, without limitation, information received from third parties or pursuant to MCI's due diligence investigations of The Corporation and without limitations MCI acknowledges that The Corporation has made no representation or warranty with respect to The Corporation's internal analyses, projections, business plans, or any document delivered or disclosed to it except as expressly set forth in this Agreement, and (b) MCI has had access to, or will have access on or prior to the Closing Date to, copies of all documents and information (including the representations and warranties of The Corporation contained in this Agreement) as it has deemed appropriate to make its own investment analysis and decision to enter into this Agreement.


                                        MCI TELECOMMUNICATIONS CORPORATION



                                        By:
                                           -------------------------------------
                                        Name:  William Armistead
                                        Title: Vice President

                 Nomura Holding America, Inc. ("Nomura"), represents and warrants to the Corporation, VPC and Videotron, as of April 9, 1998, as follows:

                 (a) Nomura is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Act"). Nomura has experience in analyzing and investing in companies like The Corporation and is capable of evaluating the merits and risks of an investment in The Corporation and has the capacity to protect its own interests. Nomura is aware of The Corporation's business affairs and financial condition, and has acquired information about The Corporation sufficient to reach an informed and knowledgeable decision to acquire the Series B Preferred Stock and Class A Common Stock. Nomura understands that investment in the Series B Preferred Stock and Class A Common Stock is subject to a high degree of risk. Nomura can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Series B Preferred Stock and Class A Common Stock.

                 (b) The shares of Series B Preferred Stock and Class A Common Stock to be acquired by Nomura pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of Nomura at all times to sell or otherwise dispose of all or any part of such shares under an effective registration statement under the Act, or under an exemption from such registration available under the Act, and subject, nevertheless, to the disposition of Nomura's property being at all times within its control. If Nomura should in the future decide to dispose of any of the shares of Series B Preferred Stock or Class A Common Stock, Nomura understands and agrees that it may do so only in compliance with the Stockholder's Agreement and the Act and applicable state securities laws, as then in effect. Without limiting the generality of the preceding sentences of this paragraph (b), Nomura has not offered or sold any portion of the securities to be acquired by it and Nomura has no present intention of reselling or otherwise disposing of any portion of the securities. Nomura represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the securities.

                 (c) Nomura has independently, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, and specifically, has made its own independent investigation and evaluation of the Series B Preferred Stock and Class A Common Stock in connection with the transactions contemplated hereunder. Nomura further acknowledges that (i) except as expressly provided in this Agreement, The Corporation makes no representation or warranty and assumes no responsibility with respect to the accuracy of any statements, warranties or representations made in or in connection with the Series B Preferred Stock or the Class A Common Stock or any other information relating to the Series B Preferred Stock or Class A Common Stock or any other matter including, without limitation, information received from third parties or pursuant to Nomura's due diligence investigations of The Corporation and without limitations Nomura acknowledges that The Corporation has made no representation or warranty with respect to The Corporation's internal analyses, projections, business plans, or any document delivered or disclosed to it except as expressly set forth in this Agreement, and (b) Nomura has had access to, or will have access on or prior to the Closing Date to, copies of all documents and information (including the representations and warranties of The Corporation contained in this Agreement) as it has deemed appropriate to make its own investment analysis and decision to enter into this Agreement.



                                        NOMURA HOLDING AMERICA, INC.



                                        By:
                                           -------------------------------------
                                        Name:  Dennis Dolan
                                        Title: Managing Director